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EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report as of and for the year ended August 31, 1994 included in this Form 10-K, into the Price Enterprises, Inc.'s previously filed Registration Statement File No. 33-60999 (S-8 Registration).

                                                            ARTHUR ANDERSEN LLP


Seattle, Washington
November 29, 1995






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